UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2023

AURORA TECHNOLOGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center, Suite 1449 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 550-0458

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value, $0.0001 per share, one Redeemable Warrant to acquire one-half of one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	ATAKU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	ATAK	The Nasdaq Stock Market LLC
Redeemable Warrants, each two warrants exercisable for one Class A ordinary share at $11.50 per share	ATAKW	The Nasdaq Stock Market LLC
Rights, each 10 rights entitling the holder thereof to one Class A ordinary share	ATAKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, at an Extraordinary General Meeting (the “Extraordinary General Meeting”) of Aurora Technology Acquisition Corp. (the “Company”) held on July 27, 2023, the Company’s shareholders approved, among other things, (1) a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) six (6) times for an additional one (1) month each time, from August 9, 2023 to February 7, 2024 and (2) the proposal to approve Amendment No. 2 to the Investment Management Trust Agreement, dated February 7, 2022, to allow the Company to extend the Combination Period six (6) times for an additional one (1) month each time from August 9, 2023 to February 9, 2024 (the “Extensions”) by depositing into the trust account (the “Trust Account”) for each one-month extension the lesser of: (x) $135,000 or (y) $0.045 per share multiplied by the number of public shares then outstanding (each, an “Extension Payment”).

In connection with the Extensions, on July 31, 2023, the Company issued an unsecured promissory note to ATAC Sponsor LLC, sponsor of the Company (the “Sponsor”), with a principal amount equal to $810,000 (the “Extension Note”). The Extension Note bears no interest and is repayable in full (subject to amendment or waiver) upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. Advances under the Extension Note are for the purpose of making Extension payments and repaying the Sponsor or any other person with respect to funds loaned to the Company for the purpose of paying Extension Payments, including the Extension Payment made in connection with the Initial Extension.

On July 31, 2023, pursuant to the Extension Note, the Sponsor delivered to the Sponsor a written request to draw down $135,000 for the purpose of extending the Combination Period from August 9, 2023 to September 9, 2023. Upon this written request, the Sponsor deposited $135,000 to the Company’s Trust Account on July 31, 2023.

The foregoing description is qualified in its entirety by reference to the Extension Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Extension Note and related transactions set forth in Item 1.01 to this Current Report on Form 8-K, and Exhibit 10.1 filed herewith, are incorporated into this Item 2.03 by reference

Item 8.01	Other Events

The Company extended the Combination Period from August 9, 2023 to September 9, 2023, by depositing $135,000 into the Trust Account on July 31, 2023, as described in Item 1.01 of this Current Report on Form 8-K. The Company issued the release filed herewith on August 3, 2023. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report, except Exhibit 99.1 hereto, which shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Description

10.1	Promissory Note to ATAC Sponsor LLC

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2023

Aurora Technology Acquisition Corp.

By:	/s/ Zachary Wang
Name:	Zachary Wang
Title:	Chief Executive Officer and Chairman